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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)--June 21, 1999



                            MELLON BANK CORPORATION
               (Exact name of registrant as specified in charter)



             Pennsylvania               1-7410                 25-1233834
     (State or other jurisdiction     (Commission            (I.R.S. Employer
           of incorporation)          File Number)         Identification No.)





                           One Mellon Bank Center
                              500 Grant Street
                          Pittsburgh, Pennsylvania             15258
                  (Address of principal executive offices)   (Zip code)




      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS


         By press release dated June 21, 1999, Mellon Bank Corporation announced the implementation of a broad-based employee stock option program designed to expand ownership of Mellon stock more broadly throughout the Corporation, align the interests of Mellon's employees and shareholders, and promote an even more customer-focused work environment.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  Description
Number


99.1 Mellon Bank Corporation Press Release, dated June 21, 1999, announcing the matter referenced in Item 5 above.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION



Date:  June 22, 1999          By:   /s/ STEVEN G. ELLIOTT
                                  Steven G. Elliott
                                  Senior Vice Chairman and Chief
                                  Financial Officer
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                                 EXHIBIT INDEX


Number                     Description                Method of Filing

99.1                       Press Release dated        Filed herewith
                           June 21, 1999